EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

         In connection with the Annual Report of Xenova Group Plc (the "Company) on Form 20-F for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission (the "Report), each of David Oxlade, as Chief Executive of the Company, and Daniel Abrams, as Finance Director of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 27, 2005

                                            By:  /s/ David Oxlade
                                                 ------------------------------
                                                 David Oxlade
                                                 Group Chief Executive

                                            By:  /s/ Daniel Abrams
                                                 ------------------------------
                                                 Daniel Abrams
                                                 Finance Director